                                                                    Exhibit 10.2

                              U.S. PLEDGE AGREEMENT


                  PLEDGE AGREEMENT, dated as of March 6, 1998 (as amended, modified or supplemented from time to time, this "Agreement"), made by each of the undersigned (each, a "Pledgor" and, together with any other entity that becomes a party hereto pursuant to Section 22 hereof, the "Pledgors"), in favor of BANQUE PARIBAS, as Collateral Agent (the "Pledgee"), for the benefit of (x) the Banks (as defined below) and the Agent (as defined below) under, and any other lender from time to time party to the Credit Agreement hereinafter referred to (such Banks, the Pledgee, the Agent and the other lenders, if any, are hereinafter called the "Bank Creditors") and (y) if Banque Paribas in its individual capacity, any Bank or a syndicate of financial institutions organized by Banque Paribas or any such Bank or an affiliate of Banque Paribas or such Bank enters into one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (collectively, the "Interest Rate Protection or Other Hedging Agreements"), with, or guaranteed by, the Borrower (as defined below), Banque Paribas in its individual capacity, any Bank, a syndicate of financial institutions organized by Banque Paribas or any Bank, any such financial institution or any affiliate of any such person (even if any such person ceases to be a Bank under the Credit Agreement for any reason), together with such Bank's or affiliate's successors and assigns (collectively, the "Other Creditors" and, together with the Bank Creditors, are herein called the "Secured Creditors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as therein defined.


                              W I T N E S S E T H :


                  WHEREAS, Video Update, Inc. (the "Borrower"), various financial institutions from time to time party thereto (the "Banks") and Banque Paribas, as Agent (the "Agent"), have entered into a Credit Agreement, dated as of March 6, 1998, providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated, supplemented, restructured or refinanced from time to time, and including any agreement extending the maturity of, refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers thereunder that are Subsidiaries of the Borrower and whose obligations are guaranteed by the Borrower thereunder or any increase in the amount borrowed)) all or any portion of, the Indebtedness under such agreement or any successor agreements; provided, that with respect to any agreement providing for the refinancing of Indebtedness under the Credit Agreement, such agreement shall only be treated as, or as part of, the Credit Agreement hereunder if (i) either (A) all obligations under the Credit Agreement being refinanced shall be paid in full at the time of such refinancing, and all commitments and letters of credit issued pursuant to the refinanced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Banks shall have consented in writing to the refinancing Indebtedness being treated, along with their Indebtedness, as Indebtedness pursuant to the Credit Agreement, (ii) the refinancing Indebtedness shall be permitted to be incurred under the Credit Agreement being refinanced (if such Credit Agreement is to remain outstanding) and (iii) a notice to the effect that the refinancing Indebtedness shall be treated as issued under the Credit Agreement shall be delivered by the Borrower to the Collateral Agent;

                  WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary of the Borrower has jointly and severally guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents and each Interest Rate Protection or Other Hedging Agreement with one or more Other Creditors;

                  WHEREAS, the Borrower desires to incur Loans and to have Letters of Credit issued for its account pursuant to the Credit Agreement;

                  WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection or Other Hedging Agreements with one or more Other Creditors;

                  WHEREAS, it is a condition to each of the above-described extensions of credit to the Borrower that each Pledgor shall have executed and delivered this Agreement to the Pledgee; and

                  WHEREAS, each Pledgor desires to execute and deliver this Agreement to satisfy the conditions described in the preceding paragraph;


                  NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

                   (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, indebtedness and liabilities (including, without limitation, indemnities, fees and interest thereon and including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) of the Borrower and such Pledgor owing to the Bank Creditors, now existing or hereafter incurred under, arising out of or in connection with any Credit Document and the due performance and compliance by the Borrower and such Pledgor with the terms of each such Credit Document (all such obligations and liabilities under this clause
         (i), except to the extent consisting of
         obligations or indebtedness with respect to Interest Rate Protection or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations");

                  (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, indebtedness and liabilities (including, without limitation, indemnities, fees and interest thereon and including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) of the Borrower and such Pledgor owing to the Other Creditors, now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection or Other Hedging Agreement including, in the case of each Subsidiary Guarantor, all obligations under the Subsidiaries Guaranty in respect of Interest Rate Protection or Other Hedging Agreements (all such obligations and indebtedness under this clause (ii) being herein collectively called the "Other Obligations");

                 (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as defined in Section 3.4 herein) or preserve its security interest in the Collateral;

                  (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i), (ii) and (iii) above, after an Event of Default (such term, as used in this Agreement, shall mean any Event of Default under, and as defined in, the Credit Agreement, or any payment default under any Interest Rate Protection or Other Hedging Agreement and shall in any event include, without limitation, any payment default on any of the Obligations (as hereinafter defined)) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                  (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations"; provided, that it is acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                  2. DEFINITION OF STOCK, NOTES, SECURITIES, ETC. As used herein, (i) the term "Stock" shall mean all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any corporation, (ii) the term "Notes" shall mean all promissory notes at any time issued to any Pledgor by any of its Subsidiaries or Affiliates or any other person, provided that such Pledgor shall not be required to pledge hereunder (and the term "Notes" shall not include) any Specified Notes issued to such Pledgor and (iii) the term "Specified Notes" shall mean (x) the promissory note issued by Daniel A. Potter in favor of the Borrower in an aggregate principal amount not to exceed
$2,004,000 (as the same may be reduced by any principal repayments thereof),
(ii) the promissory note issued by John M. Bedard to the Borrower in an aggregate principal amount not to exceed $1,114,000 (as the same may be reduced by any principal repayments thereof) and (iii) the promissory note issued by John M. Bedard to the Borrower in an aggregate principal amount not to exceed $32,500 (as the same may be reduced by any principal repayments thereof). As used herein, the term "Securities" shall mean all of the Stock and Notes. Each Pledgor represents and warrants, as to the stock of corporations and promissory notes owned by such Pledgor, that on the date hereof (a) the Stock consists of the number and type of shares of the stock of the corporations as described in Annex A hereto; (b) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex A hereto; (c) the Notes consist of the promissory notes described in Annex B hereto; and (d) such Pledgor is the holder of record and sole beneficial owner of the Stock and the Notes and there exist no options or preemption rights in respect of any of the Stock.

                  3.  PLEDGE OF SECURITIES, ETC.

                  3.1. Pledge. To secure the Obligations and for the purposes set forth in Section 1, each Pledgor hereby: (i) grants to the Pledgee a security interest in all of the Collateral owned by such Pledgor; (ii) pledges and deposits as security with the Pledgee the Securities owned by such Pledgor on the date hereof, and delivers to the Pledgee certificates or instruments therefor, duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank by such Pledgor in the case of Stock, or such other instruments of transfer as are acceptable to the Pledgee; and (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of such Pledgor's right, title and interest in and to such Securities (and in and to all certificates or instruments evidencing such Securities), to be held by the Pledgee, upon the terms and conditions set forth in this Agreement.

                  3.2. Subsequently Acquired Securities. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities at any time or from time to time after the date hereof, such Pledgor will forthwith pledge and deposit such Securities (or certificates or instruments representing such Securities) as security with the Pledgee and deliver to the Pledgee certificates therefor or instruments thereof, duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank in the case of Stock, or such other instruments of transfer as are acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by any of the Chairman of the Board, the Chief Financial Officer, the President, a Vice Chairman, any Vice President or the Treasurer of such Pledgor describing such Securities and certifying that the same have been duly pledged with the Pledgee hereunder.

                  3.3. Uncertificated Securities. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2, if any Securities (whether now owned or hereafter acquired) are uncertificated securities, the respective Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 8 and 9 of the

New York UCC, if applicable). Each Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee.

                  3.4 Definition of Pledged Stock, Pledged Notes, Pledged Securities and Collateral. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock," all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes," all of the Pledged Stock and Pledged Notes together are hereinafter called the "Pledged Securities," which together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, is hereinafter called the "Collateral."

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of any Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until
(i) an Event of Default shall have occurred and be continuing and (ii) written notice thereof shall have been given by the Pledgee to the relevant Pledgor (provided, that if an Event of Default specified in Section 10.05 of the Credit Agreement shall occur and be continuing, no such notice shall be required), each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities owned by it and to give consents, waivers or ratifications in respect thereof; provided, that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, any other Credit Document or any Interest Rate Protection or Other Hedging Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the value of the Collateral. All such rights of such Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing (or would occur as a result thereof), all cash dividends and other cash distributions payable in respect of the Pledged Stock and all payments in respect of the Pledged Notes shall be paid to the respective Pledgor; provided, that all cash dividends and other cash distributions payable in respect of the Pledged Stock which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral. The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

                   (i) all other or additional stock or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

                  (ii) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                 (iii) all other or additional stock or other securities or equity interests or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 and Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

                  7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case (i) an Event of Default shall have occurred and be continuing and (ii) written notice thereof shall have been given by the Pledgee to the relevant Pledgor (provided, that if an Event of Default specified in Section 10.05 of the Credit Agreement shall occur and be continuing, no such notice shall be required), the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

                  (i) to receive all amounts payable in respect of the Collateral payable to such Pledgor under Section 6;

                  (ii) to transfer all or any part of the Pledged Securities into the Pledgee's name or the name of its nominee or nominees;

                 (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

                  (iv) to vote all or any part of the Pledged Securities (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so); and

                   (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided, that at least 10 days' notice of the time and place of any such sale shall be given to such Pledgor. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

                  8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. The Secured Creditors agree that this Agreement may be enforced only by the action of the Agent or the Pledgee, in each case acting upon the instructions of the Required Banks (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Other Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Agent or the Pledgee or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement.

                  9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied in the manner provided in Section 7.4 of the U.S. Security Agreement.

                  (b) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11.  INDEMNITY.

                  11.1 Indemnity. (a) Each Pledgor jointly and severally agrees to indemnify, reimburse and hold the Pledgee, each other Secured Creditor and their respective successors, permitted assigns, employees, agents and servants (hereinafter in this Section 11.1 referred to individually as an "Indemnitee," and, collectively, as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 11.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, the violation of the laws of any country, state or other governmental body or unit, any tort or contract claim; provided, that no Indemnitee shall be indemnified pursuant to this Section 11.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee. In no event shall any Indemnitee be liable for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. Each Pledgor agrees that upon the written request by any Indemnitee, such Pledgor shall assume full responsibility for the defense of any suit.

                  (b) Without limiting the application of Section 11.1(a), each Pledgor jointly and severally agrees to pay or reimburse the Pledgee for any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Pledgee's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Pledgee's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                  (c) If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  11.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement and all Interest Rate Protection or Other Hedging Agreements and the payment of all other Obligations and notwithstanding the discharge thereof.

                  12. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the UCC such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  (b) Each Pledgor hereby appoints the Pledgee as its attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.


                  (c) At the election of the Collateral Agent and immediately upon written notice being provided by the Collateral Agent to any Assignor which owns Stock of a corporation organized under the laws of Canada or any province thereof, such Assignor shall cause the Pledged Stock of such corporation to be transferred into and registered in the name of the Collateral Agent or as it may direct, and each Assignor covenants that, at the time of any such transfer, it will provide all required consents and approvals, not to be unreasonably withheld or delayed.

                  13. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement and all applicable law all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by the parties hereto and each Secured Creditor, by accepting the benefits of this Agreement, acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

                  14. TRANSFER BY PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of the Credit Agreement).

                  15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGORS. Each Pledgor represents, warrants and covenants that: (i) it is the legal, record and beneficial owner of, and has good and marketable title to, all Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement and the other Credit Documents; (ii) it has the requisite corporate power, authority and legal right to pledge all the Securities pledged by it pursuant to this Agreement; (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law); (iv) no consent of any other party (including, without limitation, any stockholder, limited or general partner or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with the execution, delivery or performance of this Agreement; (v) the execution, delivery and performance of this Agreement does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws or limited partnership agreement, as the case may be, of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, deed of trust, agreement, instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement;
(vi) all the shares of Stock of such Pledgor and its Subsidiaries have been duly and validly issued and are fully paid and nonassessable; (vii) each of the Pledged Notes of such Pledgor, when executed by the obligor thereof, will be the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law); and (viii) the pledge and assignment of the Securities by it pursuant to this Agreement, together with the delivery of the Securities by it pursuant to this Agreement, creates a valid and perfected first priority security interest in such Securities and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of such Pledgor which would include such Securities. Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities pledged by it pursuant to this Agreement and the proceeds thereof against the claims and demands of all persons whomsoever, and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

                  16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than payment in full of the Obligations), including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

                  17. REGISTRATION, ETC. (a) If an Event of Default shall have occurred and be continuing and any Material Pledgor shall have received from the Pledgee a written request or requests that such Material Pledgor cause any registration, qualification or compliance under any federal or state securities law or laws to be effected with respect to all or any part of its Pledged Stock, such Material Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933 as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements; provided, that the Pledgee shall furnish to such Material Pledgor such information regarding the Pledgee as such Material Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Material Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee, each other Secured Creditor and all others participating in the distribution of the Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Material Pledgor by the Pledgee expressly for use therein.

                  (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to
Section 7, such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration; provided, that at least 10 days' notice of the time and place of any such sale shall be given to the respective Material Pledgor thereof. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration of such Pledged Securities for public sale.

                  (c) For purposes of this Section 17, the term "Material Pledgor" shall mean and include, at any time, (i) the Borrower, (ii) Moovies,
(iii) Moovies of Georgia, Inc., (iv) Moovies of Iowa, Inc., (v) Moovies of the Carolinas, Inc., (vi) PIC-A-FLICK of Greenville, Inc., (vii) Video Update Canada and (viii) any Subsidiary of the Borrower that (x) has assets at such time comprising 5% or more of the consolidated assets of the Borrower and its Subsidiaries or (y) had net income in the most recently ended fiscal year of the Borrower comprising 5% or more of the consolidated net income of the Borrower and its Subsidiaries for such fiscal year.

                  18. TERMINATION, RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will promptly execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral of such Pledgor as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection and Other Hedging Agreements have been terminated, no Note is outstanding (and all Loans have been paid in full), all Letters of Credit have been terminated (or cash collateralized to the Pledgee's satisfaction) and all other Obligations then owing have been paid in full and there shall exist no unsatisfied claim for reimbursement by any Indemnitee pursuant to Section 11.

                  (b) In the event that any part of the Collateral is sold in connection with a sale permitted by the Credit Agreement or is otherwise released at the direction of the Required Banks (or all the Banks if required by Section 13.12 of the Credit Agreement), and the proceeds of such sale or sales or from such release are applied in accordance with the terms of the Credit Agreement, such Collateral will be sold free and clear of the Liens created by this Agreement and the Pledgee, at the request and expense of the respective Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral of such Pledgor as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

                  (c) At any time that a Pledgor desires that Collateral be released as provided in the foregoing Section 18(a) or (b), it shall deliver to the Pledgee a certificate signed by its chief financial officer or another authorized senior officer stating that the release of the respective Collateral is permitted pursuant to Section 18(a) or (b). If reasonably requested by the Pledgee (although the Pledgee shall have no obligation to make any such request), the relevant Pledgor shall furnish appropriate legal opinions (from counsel, which may be in-house counsel, reasonably acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence. The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 18.

                  19. NOTICES, ETC. All notices and other communications hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and shall be delivered, mailed, telegraphed, telexed, facsimile transmitted or cabled, addressed:

                  (a) if to any Pledgor, at its address set forth opposite its signature below;

                  (b)  if to the Pledgee, at:

                           Banque Paribas
                           787 Seventh Avenue
                           New York, New York  10019
                           Attention:  Donald J. Ercole
                           Telephone No.:  (212) 841-2540
                           Facsimile No.:   (212) 841-2363;

                  (c) if to any Bank Creditor, either (x) to the Agent, at the address of the Agent specified in the Credit Agreement or (y) at such address as such Bank Creditor shall have specified in the Credit Agreement;

                  (d) if to any Other Creditor, to the trustee, paying agent or other similar representative for the Other Creditors (each, a "Representative"), at such address as such Representative may have provided to the Borrower and the Pledgee from time to time, or, in the absence of a Representative, directly to the Other Creditors at such address as the Other Creditors shall have specified in writing to the Borrower and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. All such notices and communications shall, when mailed, telegraphed, telexed, facsimile transmitted or cabled or sent by overnight courier, be effective on the third Business Day following deposit in the mails, certified, return receipt requested, when delivered to the telegraph company, cable company or on the day following delivery to an overnight courier, as the case may be, or sent by telex or facsimile device.

                  20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly affected thereby and the Pledgee (with the written consent of either (x) the Required Banks (or all the Banks if required by Section 13.12 of the Credit Agreement) at all times prior to the time at which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time at which all Credit Document Obligations have been paid in full); provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (i) the Bank Creditors as holders of the Credit Document Obligations or (ii) the Other Creditors as holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Credit Document Obligations, the Required Banks and (ii) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection or Other Hedging Agreements.

                  21. MISCELLANEOUS. (a) This Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and each other Secured Creditor and their respective successors and assigns.

                  (b) THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  (c) The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

                  (d) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

                  22. LIMITED OBLIGATIONS. It is the desire and intent of each Pledgor, the Pledgee and the other Secured Creditors that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of each Pledgor under this Agreement shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers, which laws would determine the solvency of each Pledgor by reference to the full amount of the Obligations at the time of the execution and delivery of this Agreement), then the amount of the Obligations of each Pledgor shall be deemed to be reduced and such Pledgor shall pay the maximum amount of the Obligations which would be permissible under the applicable law.

                  23. WAIVER OF JURY TRIAL. To the extent permitted by applicable law, each Pledgor and the Pledgee each hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby.

                  24. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  25. ADDITIONAL PLEDGORS. Each Subsidiary of the Borrower which is required by the terms of the Credit Agreement to become a party to this Agreement shall become a Pledgor for all purposes of this Agreement upon execution of a counterpart hereof or of an assumption agreement in form and substance satisfactory to the Collateral Agent and the delivery of same to the Collateral Agent.

                                     * * * *

Address:                                         VIDEO UPDATE, INC.,
3100 World Trade Center                                as a Pledgor
30 East Seventh Street
St. Paul, MN  55101
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (612) 222-0006                               ------------------------
Fax:  (612) 229-9666                                   Name:
                                                       Title:

Address:                                         MOOVIES, INC.,
201 Brookfield Parkway                                 as a Pledgor
Suite 200
Greenville, SC  29607
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (864) 213-1700                               ------------------------
Fax:  (864) 213-1702                                   Name:
                                                       Title:


Address:                                         TINSELTOWN VIDEO, INC.,
c/o Video Update, Inc.                                 as a Pledgor
3100 World Trade Center
30 East Seventh Street
St. Paul, MN  55101                              By    /S/ DANIEL A. POTTER
                                                   ------------------------
Attention:  President                                  Name:
Tel:  (612) 222-0006                                   Title:
Fax:  (612) 229-9666


Address:                                         WILLIAMS VIDEO, INC.,
c/o Video Update, Inc.                                 as a Pledgor
3100 World Trade Center
30 East Seventh Street
St. Paul, MN  55101                              By    /S/ DANIEL A. POTTER
                                                   ------------------------
Attention:  President                                  Name:
Tel:  (612) 222-0006                                   Title:
Fax:  (612) 229-9666


Address:                                         VUI MERGER CORP.,
c/o Video Update, Inc.                                 as a Pledgor
3100 World Trade Center
30 East Seventh Street
St. Paul, MN  55101                              By    /S/ DANIEL A. POTTER
                                                   ------------------------
Attention:  President                                  Name:
Tel:  (612) 222-0006                                   Title:
Fax:  (612) 229-9666

Address:                                         MOOVIES OF THE CAROLINAS, INC.,
201 Brookfield Parkway                                 as a Pledgor
Suite 200
Greenville, SC  29607
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (864) 213-1700                               ------------------------
Fax:  (864) 213-1702                                   Name:
                                                       Title:


Address:                                        MOOVIES OF GEORGIA, INC.,
201 Brookfield Parkway                                 as a Pledgor
Suite 200
Greenville, SC  29607
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (864) 213-1700                               ------------------------
Fax:  (864) 213-1702                                   Name:
                                                       Title:


Address:                                        MOOVIES OF IOWA, INC.,
201 Brookfield Parkway                                 as a Pledgor
Suite 200
Greenville, SC  29607
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (864) 213-1700                               ------------------------
Fax:  (864) 213-1702                                   Name:
                                                       Title:


Address:                                        MOOVIES OF MICHIGAN, INC.,
201 Brookfield Parkway                                 as a Pledgor
Suite 200
Greenville, SC  29607
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (864) 213-1700                               ------------------------
Fax:  (864) 213-1702                                   Name:
                                                       Title:


Address:                                        MOVIE WAREHOUSE FRANCHISE
201 Brookfield Parkway                                  SYSTEMS, INC.,
Suite 200                                               as a Pledgor
Greenville, SC  29607
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (864) 213-1700                               ------------------------
Fax:  (864) 213-1702                                   Name:
                                                       Title:

Address:                                        E.C.6., INC.,
201 Brookfield Parkway                                 as a Pledgor
Suite 200
Greenville, SC  29607
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (864) 213-1700                               ------------------------
Fax:  (864) 213-1702                                   Name:
                                                       Title:


Address:                                         SONI, INC.,
201 Brookfield Parkway                                 as a Pledgor
Suite 200
Greenville, SC  29607
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (864) 213-1700                               ------------------------
Fax:  (864) 213-1702                                   Name:
                                                       Title:


Address:                                         PQ3, INC.,
201 Brookfield Parkway                                 as a Pledgor
Suite 200
Greenville, SC  29607
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (864) 213-1700                               ------------------------
Fax:  (864) 213-1702                                   Name:
                                                       Title:


Address:                                         SNO, INC.,
201 Brookfield Parkway                                 as a Pledgor
Suite 200
Greenville, SC  29607
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (864) 213-1700                               ------------------------
Fax:  (864) 213-1702                                   Name:
                                                       Title:


Address:                                         GBO, INC.,
201 Brookfield Parkway                                 as a Pledgor
Suite 200
Greenville, SC  29607
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (864) 213-1700                               ------------------------
Fax:  (864) 213-1702                                   Name:
                                                       Title:

Address:                                         D-SKIPPY, INC.,
201 Brookfield Parkway                                 as a Pledgor
Suite 200
Greenville, SC  29607
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (864) 213-1700                               ------------------------
Fax:  (864) 213-1702                                   Name:
                                                       Title:


Address:                                         DCO, INC.,
201 Brookfield Parkway                                 as a Pledgor
Suite 200
Greenville, SC  29607
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (864) 213-1700                               ------------------------
Fax:  (864) 213-1702                                   Name:
                                                       Title:


Address:                                         PTO, INC.,
201 Brookfield Parkway                                 as a Pledgor
Suite 200
Greenville, SC  29607
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (864) 213-1700                               ------------------------
Fax:  (864) 213-1702                                   Name:
                                                       Title:


Address:                                         THE MOVIE STORE, INC. #2,
201 Brookfield Parkway                                 as a Pledgor
Suite 200
Greenville, SC  29607
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (864) 213-1700                               ------------------------
Fax:  (864) 213-1702                                   Name:
                                                       Title:

Address:                                         THE MOVIE STORE III, INC.,
201 Brookfield Parkway                                 as a Pledgor
Suite 200
Greenville, SC  29607
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (864) 213-1700                               ------------------------
Fax:  (864) 213-1702                                   Name:
                                                       Title:

Address:                                         ALPHARETTA MEDIA ASSOCIATES,
201 Brookfield Parkway                                 INC., as a Pledgor
Suite 200
Greenville, SC  29607
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (864) 213-1700                               ------------------------
Fax:  (864) 213-1702                                   Name:
                                                       Title:


Address:                                         RIO MEDIA ASSOCIATES, INC.,
201 Brookfield Parkway                                 as a Pledgor
Suite 200
Greenville, SC  29607
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (864) 213-1700                               ------------------------
Fax:  (864) 213-1702                                   Name:
                                                       Title:


Address:                                         PIC-A-FLICK OF GREENVILLE,
201 Brookfield Parkway                                 INC., as a Pledgor
Suite 200
Greenville, SC  29607
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (864) 213-1700                               ------------------------
Fax:  (864) 213-1702                                   Name:
                                                       Title:


Accepted and Agreed to:


BANQUE PARIBAS,
  as Collateral Agent, as Pledgee


By       /S/ D. ERCOLE
    ------------------------------
      Name: Don Ercole
      Title: M. Director



By
    ------------------------------
      Name:
      Title: